                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 24, 1997
                                                 ------------------


                      NATIONWIDE HEALTH PROPERTIES, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


   Maryland                      1-9028                         95-3997619
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(State or other           (Commission file number)             (IRS employer
jurisdiction of                                                identification
incorporation)                                                 number)


      610 Newport Center Drive, Suite 1150, Newport Beach, CA 92660-6429
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                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 718-4400
                                --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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1.1       Underwriting Agreement, dated September 24, 1997, among the
          Registrant, Smith Barney Inc. and Morgan Stanley and Co. Incorporated.

3.1 Articles Supplementary to the Registrant's Amended and Restated Articles of Incorporation, dated September 24, 1997.

4.1 Form of 7.677% Series A Cumulative Preferred Step-Up REIT Securities Certificate.

8.1       Opinion of O'Melveny & Myers LLP regarding tax matters.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              NATIONWIDE HEALTH PROPERTIES, INC.



Date:  September 25, 1997     By: /s/ MARK L. DESMOND
                                 -------------------------------------------
                              Name:   Mark L. Desmond
                              Title:  Senior Vice President and
                                      Chief Financial Officer